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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                              76-0506313
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

         On April 28, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced the appointment of two executive officers. Robert T. Ray has been appointed senior vice president, chief financial officer and treasurer effective May 17, 2004 and Joseph C. Herman has been appointed senior vice president, operations effective May 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

             99.1 Press Release of Group 1 Automotive, Inc. dated as of April 28, 2004 announcing the appointment of Robert T. Ray and Joseph C. Herman.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Group 1 Automotive, Inc.



    April 28, 2004                  By:       /s/ B.B. Hollingsworth, Jr.
-----------------------                --------------------------------------
        Date                           B.B. Hollingsworth, Jr.
                                       Chairman, President
                                       and Chief Executive Officer


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                                INDEX TO EXHIBITS


     (c) Exhibits

             99.1 Press Release of Group 1 Automotive, Inc. dated as of April 28, 2004 announcing the appointment of Robert T. Ray and Joseph C. Herman.